                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

                                    [STAMP]

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           Petition Date:  12/7/01
            DBA WEBONE INC.
            DBA CLARANT INC.                         CASE NUMBER: 01-43445-H3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH JANUARY YEAR 2002

                MONTH                      DECEMBER        JANUARY         FEBRUARY        MARCH          APRIL           MAY
---------------------------------------  ------------    ------------    ------------   ------------   ------------   ------------
REVENUES (MOR-6)                            1,381,266         411,135              --             --             --             --

INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (1,132,605)     (1,356,091)             --             --             --             --

NET INCOME (LOSS) (MOR-6)                  (1,808,279)     (9,255,399)             --             --             --             --

PAYMENTS TO INSIDERS (MOR-9)                  260,935         120,425              --             --             --             --

PAYMENTS TO PROFESSIONALS (MOR-9)              50,000              --              --             --             --             --

TOTAL DISBURSEMENTS (MOR-8)                (2,828,012)     (1,636,095)             --             --             --             --


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***


                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                EXP. DATE
                                                ----------
CASUALTY                       YES ( )  NO ( )
LIABILITY                      YES ( )  NO ( )
VEHICLE                        YES ( )  NO ( )
WORKER'S                       YES ( )  NO ( )
OTHER - DIRECTOR/OFFICER       YES ( )  NO ( )


ATTORNEY NAME:  MYRON M. SHEINFELD

FIRM: Akin, Gump, Strauss, Hauer & Feld

Address: 711 Louisiana , Suite 1900
Address:
City, State, ZIP:  Houston, TX 77002
Telephone:  713-220-5800
Fax: 713-236-0822

                                                            CIRCLE ONE
Are all accounts receivable being collected within terms? ( ) YES  (X) NO

Are all posted-petition liabilities, including taxes, being paid within terms?
(X) YES ( ) NO

Have any pre-petition liabilities been paid?   (X) YES   ( ) No
If so, describe. Per various court orders related to payroll, contractors and employee expenses.

Are all funds received being deposited into DIP bank accounts?  (X) YES  ( ) NO

Were any assets disposed of outside the normal course of business? (X) YES
( ) NO

If so, describe. 363 Asset Sale to Lante pursuant to order dated January 8, 2002.

Are all U.S. Trustee Quarterly Fee Payments current? (X) YES  ( ) NO

What is the status of your Plan of Reorganization? Debtor expects to file Plan and Disclosure Statement by April 1, 2002.

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.


                           SIGNED:           /s/ H. MALCOLM LOVETT, JR.
                                    --------------------------------------------
                                                H. Malcolm Lovett, Jr.

                           TITLE:                    President
                                    --------------------------------------------


         MOR-1

CASE NAME: LUMINANT WORLDWIDE CORPORATION            CASE NUMBER: 01-43445-H3-11
           DBA WEBONE INC.
           DBA CLARANT INC.


                           COMPARATIVE BALANCE SHEETS


                        ASSETS           FILING DATE *   MONTH          MONTH         MONTH       MONTH         MONTH       MONTH
                                          12/7/2001     December       January       February     March         April        May
                                         -----------   -----------    -----------   ----------- -----------   ----------- ---------
CURRENT ASSETS

    Cash & Cash Equivalents                   14,294      (678,708)     6,895,451

    Restricted Cash                        1,799,880     1,799,880      1,799,880

    Accounts Receivable, Net               6,479,104     5,841,547      1,470,767

    Prepaid Insurance                        207,481       143,836         54,738

    Prepaid Expenses                         397,658       169,868            481

    Investments                                   --            --             --

    Other                                    652,548       563,642        193,110

TOTAL CURRENT ASSETS                       9,550,965     7,840,065     10,414,427            --          --            --        --

PROPERTY, PLANT&EQUIP, @ COST             22,267,776    22,261,671      3,166,972

Less Accumulated Depreciation             11,875,835    12,338,662      2,716,972

Net Book Value of PP & E (1)              10,391,941     9,923,009        450,000            --          --            --        --

OTHER ASSETS:

    1.  Deposits                             238,554       224,839        221,689

    2.  Deferred Debt Issue
        & Interests Costs                    713,936       689,438             --

    3.  Other                                 41,250        41,250             --

       TOTAL ASSETS                       20,936,646    18,718,601     11,086,116            --          --            --        --



                * Per Amendend Schedules and Statement of Affairs

         MOR-2               (1) Management's estimate of liquidated value.

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                   FILING DATE *    MONTH         MONTH         MONTH        MONTH
EQUITY                                   12/7/2001      December      January       February      March
-------------------------------------   -----------    -----------   -----------   -----------  -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)            --        411,788       990,943            --           --
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --             --            --
       Priority Debt                             --             --            --
       Federal Income Tax                        --             --            --
       FICA/Withholding                      17,456         17,456         7,476
       Unsecured Debt                            --             --            --
       Other                             42,117,050     41,293,474    42,347,213
   TOTAL PRE-PETITION LIABILITIES        42,134,506     41,310,930    42,354,689            --           --
TOTAL LIABILITIES                        42,134,506     41,722,718    43,345,632            --           --
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --            --
       Common Stock                         306,835        306,835       306,835
ADDITIONAL PAID-IN CAPITAL              455,489,941    455,491,963   455,491,963
RETAINED EARNINGS: Filing Date         (476,994,636)  (476,994,636) (476,994,636)
RETAINED EARNINGS: Post Filing Date                     (1,808,279)   (11,063,678)
TOTAL OWNER'S EQUITY (NET WORTH)        (21,197,860)   (23,004,117)  (32,259,516)           --           --
TOTAL LIABILITIES &
OWNER'S EQUITY                           20,936,646     18,718,601    11,086,116            --           --




LIABILITIES & OWNER'S                        MONTH         MONTH
EQUITY                                       April          May
-------------------------------------      -----------  -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)               --           --
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured
       Priority Debt
       Federal Income Tax
       FICA/Withholding
       Unsecured Debt
       Other
   TOTAL PRE-PETITION LIABILITIES                   --           --
TOTAL LIABILITIES                                   --           --
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock
ADDITIONAL PAID-IN CAPITAL
RETAINED EARNINGS: Filing Date
RETAINED EARNINGS: Post Filing Date
TOTAL OWNER'S EQUITY (NET WORTH)                    --           --
TOTAL LIABILITIES &
OWNER'S EQUITY                                      --           --


        MOR-3          * Per Amended Schedules and Statement of Affairs

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.


                      SCHEDULE OF POST-PETITION LIABILITIES

                                               MONTH           MONTH           MONTH             MONTH
                                             DECEMBER         JANUARY         FEBRUARY           MARCH
                                          --------------   --------------   --------------   --------------
TRADE ACCOUNTS PAYABLE                           215,958          212,417

TAX PAYABLE                                           --               --
     Federal Payroll Taxes                            --               --
     State Payroll & Sales                            --               --
      Ad Valorem Taxes                                --               --
     Other Taxes                                      --               --
TOTAL TAXES PAYABLE                                   --               --               --               --
SECURED DEBT POST-PETITION                            --               --
ACCRUED INTEREST PAYABLE                          95,830          161,636
ACCRUED PROFESSIONAL FEES (1)                    100,000          412,000
OTHER LIABILITIES:
     1.  Cash Due Lante                               --          173,475
     2   Unapplied Cash                               --           31,415
     3                                                --               --
TOTAL POST-PETITION LIABILITIES (MOR-3)          411,788          990,943               --               --




                                              MONTH            MONTH
                                              APRIL             MAY
                                          --------------   --------------
TRADE ACCOUNTS PAYABLE

TAX PAYABLE
     Federal Payroll Taxes
     State Payroll & Sales
      Ad Valorem Taxes
     Other Taxes
TOTAL TAXES PAYABLE                                   --               --
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE
ACCRUED PROFESSIONAL FEES (1)
OTHER LIABILITIES:
     1.  Cash Due Lante
     2   Unapplied Cash
     3
TOTAL POST-PETITION LIABILITIES (MOR-3)               --               --



   (1) Based on verbal estimates received from debtors and creditors counsel.

         MOR-4

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.

                       AGING OF POST-PETITION LIABILITIES
                                MONTH OF JANUARY

                                                                                        AD-VALOREM,
      DAYS                  TOTAL       TRADE ACCTS      FED TAXES      STATE TAXES     OTHER TAXES        OTHER
--------------------   -------------   -------------   -------------   -------------   -------------   -------------
0-30                         671,995          89,299              --              --              --         582,696
31-60                        318,948         123,118              --              --              --         195,830
61-90                             --              --              --              --              --              --
91 +                              --              --              --              --              --              --
TOTAL                        990,943         212,417              --              --              --         778,526



                          AGING OF ACCOUNTS RECEIVABLE

        MONTH             DECEMBER        JANUARY        FEBRUARY         MARCH            APRIL           MAY
--------------------   -------------   -------------   -------------   -------------   -------------   -------------
0-30                       1,633,137              --
31-60                      2,028,903         280,861
61-90                        645,916         270,618
91 +                       1,533,591         919,288
TOTAL                      5,841,547       1,470,767              --              --              --              --



         MOR-5

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.


                           STATEMENT OF INCOME (LOSS)


                MONTH                       12/7/-12/31/2001      JANUARY       FEBRUARY         MARCH         APRIL
----------------------------------------    ----------------    -----------    -----------    -----------   -----------
REVENUES (MOR-1)                                1,381,266           411,135
TOTAL COST OF REVENUES                          1,311,286           493,011
GROSS PROFIT                                       69,980           (81,876)            --             --            --
OPERATING EXPENSES:
       Selling & Marketing                          9,001             5,000
       General & Administrative                   767,348           783,285
       Insiders Compensation                      220,025            92,182
       Professional Fees                          206,211           393,747
       Other (attach list)                             --                --

TOTAL OPERATING EXPENSES                        1,202,585         1,274,214             --             --            --
INCOME BEFORE INT, DEPR/TAX (MOR-1)            (1,132,605)       (1,356,091)            --             --            --
INTEREST EXPENSE                                  212,592           149,421
DEPRECIATION                                      468,932           150,208
OTHER (INCOME) EXPENSE *                           (5,850)           (1,030)
OTHER ITEMS ** (see attached schedule)                 --         7,600,708
TOTAL INT, DEPR & OTHER ITEMS                     675,674         7,899,308             --             --            --
NET INCOME BEFORE TAXES                        (1,808,279)       (9,255,399)            --             --            --
FEDERAL INCOME TAXES                                   --                --
NET INCOME (LOSS) (MOR-1)                      (1,808,279)       (9,255,399)            --             --            --




                MONTH                        MAY       FILING TO DATE
----------------------------------------  -----------  --------------
REVENUES (MOR-1)                                          1,792,401
TOTAL COST OF REVENUES                                    1,804,297
GROSS PROFIT                                       --       (11,896)
OPERATING EXPENSES:
       Selling & Marketing                                   14,001
       General & Administrative                           1,550,633
       Insiders Compensation                                312,207
       Professional Fees                                    599,958
       Other (attach list)                                       --

TOTAL OPERATING EXPENSES                           --     2,476,799
INCOME BEFORE INT, DEPR/TAX (MOR-1)                --    (2,488,696)
INTEREST EXPENSE                                            362,013
DEPRECIATION                                                619,140
OTHER (INCOME) EXPENSE *                                     (6,880)
OTHER ITEMS ** (see attached schedule)                    7,600,708
TOTAL INT, DEPR & OTHER ITEMS                      --     8,574,982
NET INCOME BEFORE TAXES                            --   (11,063,678)
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)                          --   (11,063,678)


  Accrual Accounting Required, Otherwise Footnote With Explanation

* Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

            MOR-6

LUMINANT WORLDWIDE                                  CASE NUMBER 01-43445-H3-11
DBA WEBONE INC.
DBA CLARANT INC.

MOR-6

OTHER (INCOME) EXPENSE
Interest Income                                     (1,030)
Loss on Lante purchase of AR                       977,862
Loss on Lante purchase of Fixed Assets           4,123,831
Gain on sale of Fixed Assets                       (69,473)
2000 payroll taxes                                  (9,980)
Employee loans reserve                               7,231
Administaff credit                                 144,541
Prepaid expenses                                    62,571
Prepaid services                                    20,763
Administaff credit                                  41,250
OID for HBK                                        604,438
NY additional 2 weeks-Restructuring               (313,646)
Accrued vacation                                  (125,705)
OID for HBK                                      2,138,055

                                           ---------------
                                           $     7,600,708

CASE NAME:  LUMINANT WORLDWIDE CORPORATION          CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.

CASH RECEIPTS AND                                           MONTH               MONTH            MONTH              MONTH
DISBURSEMENTS                                           12/7-12/31/2001        JANUARY          FEBRUARY            MARCH
-----------------------------------------------------   ---------------    ---------------   ---------------    ---------------
  1.  CASH - BEGINNING OF MONTH                               1,814,174          1,121,172
RECEIPTS:
  2.  CASH SALES                                                     --                 --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                       2,895,655            928,208
  4.  LOANS & ADVANCES (ATTACH LIST)                           (829,247)                --
  5.  SALE OF ASSETS                                             11,600          7,815,706
  6.  OTHER (ATTACH LIST)                                        57,002            466,340
TOTAL RECEIPTS                                                2,135,010          9,210,254                --                 --
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*                --                 --
DISBURSEMENTS:
7.  NET PAYROLL                                               1,429,401            506,572
8.  PAYROLL TAXES PAID                                          883,666            269,923
9.  SALES, USE & OTHER TAXES PAID                                 1,084              2,181
10.  SECURED / RENTAL / LEASES                                       --            437,809
11.  UTILITIES                                                       --              2,555
12.  INSURANCE                                                       --                 --
13.  INVENTORY PURCHASES                                             --                 --
14.  VEHICLE EXPENSES                                                --                 --
15.  TRAVEL & ENTERTAINMENT                                     298,648            180,054
16.  REPAIRS, MAINTENANCE & SUPPLIES                                 --                 --
17.  ADMINISTRATIVE & SELLING                                     3,671              5,353
18.  OTHER (ATTACH LIST)                                        161,542            219,899
TOTAL DISBURSEMENTS FROM OPERATIONS                           2,778,012          1,624,346                --                 --
19.  PROFESSIONAL FEES                                           50,000                 --
20.  U.S. TRUSTEE FEES                                               --             11,750
21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                     --                 --                --
TOTAL DISBURSEMENTS                                           2,828,012          1,636,096                --                 --
22.  NET CASH FLOW                                             (693,002)         7,574,158                --                 --
23.  CASH - END OF MONTH (MOR-2)                              1,121,172          8,695,330                --                 --




CASH RECEIPTS AND                                            MONTH            MONTH           FILING TO
DISBURSEMENTS                                                APRIL             MAY               DATE
-----------------------------------------------------    ---------------   ---------------   ---------------
  1.  CASH - BEGINNING OF MONTH                                                                    1,814,174
RECEIPTS:
  2.  CASH SALES                                                                                          --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                            3,823,863
  4.  LOANS & ADVANCES (ATTACH LIST)                                                                (829,247)
  5.  SALE OF ASSETS                                                                               7,827,306
  6.  OTHER (ATTACH LIST)                                                                            523,342
TOTAL RECEIPTS                                                        --                --        11,345,264
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
7.  NET PAYROLL                                                                                    1,935,973
8.  PAYROLL TAXES PAID                                                                             1,153,589
9.  SALES, USE & OTHER TAXES PAID                                                                      3,265
10.  SECURED / RENTAL / LEASES                                                                       437,809
11.  UTILITIES                                                                                         2,555
12.  INSURANCE                                                                                            --
13.  INVENTORY PURCHASES                                                                                  --
14.  VEHICLE EXPENSES                                                                                     --
15.  TRAVEL & ENTERTAINMENT                                                                          478,702
16.  REPAIRS, MAINTENANCE & SUPPLIES                                                                      --
17.  ADMINISTRATIVE & SELLING                                                                          9,024
18.  OTHER (ATTACH LIST)                                                                             381,441
TOTAL DISBURSEMENTS FROM OPERATIONS                                   --                --         4,402,358
19.  PROFESSIONAL FEES                                                                                50,000
20.  U.S. TRUSTEE FEES                                                                                11,750
21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                                                          --
TOTAL DISBURSEMENTS                                                   --                --         4,464,108
22.  NET CASH FLOW                                                    --                --         6,881,156
23.  CASH - END OF MONTH (MOR-2)                                      --                --         8,695,330


         MOR-7                  * applies to Individual debtor's only.

LUMINANT WORLDWIDE                                   CASE NUMBER 01-43445-H3-11
DBA WEBONE INC.
DBA CLARANT INC.

MOR-7

#6 OTHER RECEIPTS
Alex Brown                                                   765 Dividends
Cash received on behalf of Lante-Purchased AR            173,475
Cash received on behalf of Lante-Disputed AR items        58,475
Unapplied cash-Ciber                                      27,940
Wells Fargo                                                1,433 Bank Credit
Wells Fargo                                                  257 Dividend
Verizon refund                                                78
Cash received on behalf of Versatech-Ciber               203,917

                                                       ---------
                                                         466,340

LUMINANT WORLDWIDE                                   CASE NUMBER 01-43445-H3-11
DBA WEBONE INC.
DBA CLARANT INC.

MOR-7

#18 OTHER DISBURSEMENTS

Cash received on behalf of Versatech-Ciber        203,917
Improved Positions, Inc.                           10,132
Jayagobi Natesan                                    5,850

                                                ---------
                                                $ 219,899

CASE NAME:  LUMINANT WORLDWIDE CORPORATION          CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.


                           CASH ACCOUNT RECONCILIATION
                                MONTH OF JANUARY


BANK NAME                                                  WELLS FARGO       WELLS FARGO        WELLS FARGO        WELLS FARGO
                                                         ---------------   ---------------    ---------------    ---------------
ACCOUNT NUMBER                                              437-5680717        4759 628944        4950 042952
ACCOUNT TYPE                                           Master Operating       Positive Pay            Payroll    Restricted Cash
BANK BALANCE                                                  7,384,395                 --                 --                 --
DEPOSIT IN TRANSIT                                                   --                 --                 --          1,799,880
OUTSTANDING CHECKS                                             (254,162)          (191,066)           (89,063)                --
ADJUSTED BANK BALANCE                                         7,130,233           (191,066)           (89,063)         1,799,880
BEGINNING CASH - PER BOOKS                                       12,145            (18,564)          (689,900)         1,799,880
RECEIPTS                                                      8,498,296                 --                 --                 --
TRANSFERS BETWEEN ACCOUNTS                                   (1,377,326)           682,199          1,375,070                 --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2               --                 --                 --                 --
CHECKS / OTHER DISBURSEMENTS                                     (2,882)          (854,702)          (774,233)                --
ENDING CASH - PER BOOKS                                       7,130,233           (191,066)           (89,063)         1,799,880




BANK NAME
ACCOUNT NUMBER                                                                     GRAND
ACCOUNT TYPE                                                  Other Funds          TOTAL
BANK BALANCE                                                           --        7,384,395
DEPOSIT IN TRANSIT                                                 45,347        1,845,227
OUTSTANDING CHECKS                                                     --         (534,292)
ADJUSTED BANK BALANCE                                              45,347        8,695,330
BEGINNING CASH - PER BOOKS                                         17,610        1,121,171
RECEIPTS                                                          711,958        9,210,254
TRANSFERS BETWEEN ACCOUNTS                                       (679,944)              --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                 --               --
CHECKS / OTHER DISBURSEMENTS                                       (4,277)      (1,636,095)
ENDING CASH - PER BOOKS                                            45,348        8,695,330

         MOR-8


CASE NAME: LUMINANT WORLDWIDE CORPORATION            CASE NUMBER: 01-43445-H3-11

CASE NAME:  LUMINANT WORLDWIDE CORPORATION          CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.


                     PAYMENTS TO INSIDERS AND PROFESSIONALS


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


INSIDERS: NAME/POSITION/COMP TYPE   MONTH                         MONTH            MONTH         MONTH   MONTH  MONTH
                                           12/7-12/31/2001       JANUARY          FEBRUARY       MARCH   APRIL   MAY
                                           ---------------   ---------------   ---------------   -----   -----  -----

1. GARY BADRICK                                     29,051                --
2. TOM BEVIVINO                                     23,855            31,690
3. COURTNEY BRIEN                                   12,693            12,584
4. JIM COREY                                        39,911            23,332
5. DAVID DEBBS                                      27,691             7,499
6. TOD KNIGHT                                       21,294             5,861
7. TIM PHILLIPS                                     30,067             7,061
8. DAVID QUACKENBUSH                                31,721             8,783
9. PERRY SCROGGIE                                   17,073            16,962
10. SCOTT WILLIAMSON                                27,579             6,653
TOTAL INSIDERS (MOR-1)                             260,935           120,425                --      --      --     --



PROFESSIONALS/NAME/ORDER DATE                   MONTH             MONTH              MONTH       MONTH   MONTH     MONTH
                                           12/7-12/31/2001       JANUARY            FEBRUARY     MARCH   APRIL      MAY
                                           ---------------   ---------------   ---------------   -----   -----   ----------
1. WILMER, CUTLER & PICKERING-12/7/2001             50,000                --
2
3
4
5
6
TOTAL PROFESSIONALS (MOR-1)                         50,000                --                --      --      --           --


         MOR-9